                                   EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement of Community Shores Bank Corporation on Form S-8 (Registration No.333-89655) of our report dated February 27, 2003 on the 2002 consolidated financial statements of Community Shores Bank Corporation, which report is included in the 2002 Annual Report on Form 10-KSB of Community Shores Bank Corporation.








                                               /s/ Crowe, Chizek and Company LLP

Grand Rapids, Michigan
March 24, 2003






                                       35